THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
PROSPECTUS DATED MAY 1, 2023

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

VARIABLE UNIVERSAL LIFE PLUS—NY

This Supplement updates certain information in the most recent prospectus for the above-referenced variable life policy and any supplements to the prospectus (together the “Prospectus”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplements without charge upon request.

The changes described below are effective immediately.

On the Front Cover under “You may cancel your Policy within 10 days of receiving it without paying fees or penalties.”, the second sentence is replaced in its entirety with the sentence below:
“Upon cancellation you will receive the greater of the full amount of your Premium Payment(s) or the Policy’s Contract Fund Value.”

Under “Right to Return Policy” in the “Information About the Policy” section, the second sentence is removed in its entirety and replaced with the sentence below:
“The amount of your refund will equal the greater of your full Premium Payment(s) or the sum of (a) your Policy’s Contract Fund Value on the date we receive your returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium charges, Monthly Policy Charge, and Service Charges.”

Under “Initial Allocation Date” in the “Information About the Policy” section, the second bullet point is removed in its entirety and replaced with the information below:
•
Second, your Initial Allocation Date will be the latest of the day we receive your Initial Premium Payment, the day after your right to return the Policy expires, and the day we receive notification of Policy delivery.
Please retain this Supplement for future reference.
This Supplement is dated March 1, 2024.